Exhibit 99.2

HRPT PROPERTIES TRUST

Fourth Quarter 2005

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the December 31, 2004 Consolidated Balance Sheet.

WARNING REGARDING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS AND IMPLICATIONS CONTAINED IN THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT FOR THE QUARTER AND YEAR ENDED DECEMBER 31, 2005 ARE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT BELIEFS AND EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION, CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS AND FORMER SUBSIDIARIES OPERATE, AND CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.  FOR EXAMPLE, SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES; RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE; OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS; AND WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES.  THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS MAY BE REQUIRED BY LAW, WE DO NOT INTEND TO IMPLY THAT WE WILL UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRPT, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business district, or CBD, and suburban areas of major metropolitan markets.  At December 31, 2005, we also owned approximately 18 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to the U.S. Government and medical related tenants.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index and the S&P REIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rates, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe will generate higher rents and appreciate in value in the future because of their physical qualities and locations.  We also consider our minority holdings in shares of our former subsidiaries to be part of our growth portfolio.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally do not undertake speculative development, but we will sometimes do a build to suit project for an existing tenant.

Management:

HRPT is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of December 31, 2005, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including approximately 950 properties located in 42 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 400 employees in its headquarters and regional offices located throughout the country.  In addition to managing HRPT, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties, and four mutual funds which invest in unaffiliated real estate companies.  The public companies managed by RMR had combined total market capitalization of approximately $12.0 billion as of December 31, 2005.  We believe that being managed by RMR is a competitive advantage for HRPT because RMR provides HRPT with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HRPT at costs that are lower than HRPT would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 12/31/05):

Total properties	442
Total sq. ft. (000s)	55,035
Percent leased	94.3%

Portfolio Concentration by Sq. Ft. (as of 12/31/05):

	Office	Industrial	Total
CBD	20.6%	0.3%	20.9%
Suburban	36.2%	42.9%	79.1%
Total	56.8%	43.2%	100.0%

Portfolio Concentration by NOI (Q4 2005) (1):

	Office	Industrial	Total
CBD	35.5%	0.2%	35.7%
Suburban	46.7%	17.6%	64.3%
Total	82.2%	17.8%	100.0%

Portfolio Concentration by Major Market:

	12/31/05	Q4 2005
	Sq. Ft.	NOI (1)
Metro Philadelphia, PA	9.9%	15.5%
Metro Washington, DC	4.8%	11.6%
Oahu, HI	32.5%	10.8%
Metro Boston, MA	5.0%	8.6%
Southern California	2.6%	7.4%
Metro Atlanta, GA	4.0%	4.8%
Metro Austin, TX	5.1%	4.0%
Other Markets	36.1%	37.3%
Total	100.0%	100.0%

(1)   We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments.

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy

Managing Trustee

Patrick F. Donelan

Independent Trustee

Tjarda Clagett

Independent Trustee

Gerard M. Martin

Managing Trustee

Frederick N. Zeytoonjian

Independent Trustee

Senior Management

John A. Mannix

President and Chief Operating Officer

John C. Popeo

Treasurer, Chief Financial Officer and Secretary

David M. Lepore

Senior Vice President

Adam D. Portnoy

Executive Vice President

Jennifer B. Clark

Senior Vice President

Contact Information

Investor Relations

HRPT Properties Trust

400 Centre Street

Newton, MA  02458

(t) (617) 332-3990

(f) (617) 332-2261

(email) info@hrpreit.com

(website) www.hrpreit.com

Inquiries

Financial inquiries should be directed to John C. Popeo,

Treasurer and Chief Financial Officer, at (617) 332-3990

or jpopeo@reitmr.com.

Investor and media inquiries should be directed to

Timothy A. Bonang, Manager of Investor Relations, at

(617) 796-8149 or tbonang@reitmr.com.

RESEARCH COVERAGE

Equity Research Coverage

A.G. Edwards & Sons

David Aubuchon

(314) 955-5452

Ferris, Baker Watts

Charles Place

(410) 659-4657

Merrill Lynch

Steve Sakwa

(212) 449-0335

Raymond James

Paul Puryear

(727) 573-3800

RBC Capital Markets

Jay Leupp

(415) 633-8588

Smith Barney Citigroup

John Stewart

(212) 816-1685

Stifel, Nicolaus

John Guinee

(410) 454-5520

Wachovia Securities

Stephen Swett

(212) 214-5050

Debt Research Coverage

Banc of America Securities

Chris Brown

(704) 386-2524

Bear Stearns & Company

Susan Berliner

(212) 272-3824

Citigroup

Thomas Cook

(212) 723-1112

Credit Suisse First Boston

Thierry Perrein

(212) 538-8618

Merrill Lynch

John Forrey

(212) 449-1812

Wachovia Securities

Dan Sullivan

(703) 383-6441

Rating Agencies

Moody’s Investor Service

Lori Halpern

(212) 553-1098

Standard and Poor’s

Linda Phelps

(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2005		9/30/2005		6/30/2005		3/31/2005		12/31/2004

Shares Outstanding:
Common shares outstanding (at end of period)	209,861		209,861		199,821		199,817		177,317
Preferred shares outstanding (at end of period)	20,000		20,000		20,000		20,000		20,000
Weighted average common shares and units outstanding - basic and diluted (1)	209,861		201,459		199,819		179,817		177,317

Common Share Data:
Price at end of period	$10.35		$12.41		$12.43		$11.91		$12.83
High during period	$12.51		$13.25		$12.60		$13.20		$12.99
Low during period	$10.18		$11.75		$11.35		$10.95		$10.96
Annualized dividends paid per share	$0.84		$0.84		$0.84		$0.84		$0.84
Annualized dividend yield (at end of period)	8.1%		6.8%		6.8%		7.1%		6.5%

Market Capitalization:
Total debt (book value)	$2,520,156		$2,333,543		$2,310,524		$2,157,568		$2,355,031
Plus: market value of preferred shares (at end of period)	514,240		523,880		533,600		530,280		548,440
Plus: market value of common shares (at end of period)	2,172,061		2,604,375		2,483,775		2,379,820		2,274,977
Total market capitalization	$5,206,457		$5,461,798		$5,327,899		$5,067,668		$5,178,448
Total debt / total market capitalization	48.4%		42.7%		43.4%		42.6%		45.5%

Book Capitalization:
Total debt	$2,520,156		$2,333,543		$2,310,524		$2,157,568		$2,355,031
Plus: total stockholders’ equity	2,645,486		2,657,350		2,547,047		2,549,709		2,307,194
Total book capitalization	$5,165,642		$4,990,893		$4,857,571		$4,707,277		$4,662,225
Total debt / total book capitalization	48.8%		46.8%		47.6%		45.8%		50.5%

Selected Balance Sheet Data:
Total assets	$5,327,167		$5,154,048		$5,012,423		$4,823,683		$4,813,330
Total liabilities	$2,681,681		$2,496,698		$2,465,376		$2,273,974		$2,506,136
Gross book value of real estate assets (2)	$5,398,394		$5,210,972		$5,052,720		$4,831,691		$4,814,514
Equity investments in former subsidiaries (book value)	$194,297		$205,498		$207,655		$205,547		$207,804
Total debt / gross book value of real estate plus equity investments in former subsidiaries (2)	45.1%		43.1%		43.9%		42.8%		46.9%

Selected Income Statement Data:
Rental income	$186,066		$183,372		$174,289		$167,031		$167,388
EBITDA (3)	$114,683		$115,921		$112,613		$105,939		$105,105
Property net operating income (NOI) (4)	$112,328		$114,005		$110,369		$103,748		$102,501
NOI margin (5)	60.4%		62.2%		63.3%		62.1%		61.2%
Net income	$43,706		$38,297		$50,746		$32,235		$41,993
Preferred distributions	$(11,500)		$(11,500)		$(11,500)		$(11,500)		$(11,500)
Net income available for common shareholders	$32,206		$26,797		$39,246		$20,735		$30,493
Funds from operations (FFO) (6)	$74,055		$76,438		$76,338		$68,243		$67,493
FFO available for common shareholders (6)	$62,555		$64,938		$64,838		$56,743		$55,993
Common distributions paid	$44,070		$41,963		$41,961		$37,237		$37,236

Per Share Data:
Net income available for common shareholders	$0.15		$0.13		$0.20		$0.12		$0.17
FFO available for common shareholders	$0.30		$0.32		$0.32		$0.32		$0.32
Common distributions paid	$0.21		$0.21		$0.21		$0.21		$0.21
FFO payout ratio	70.0%		65.6%		65.6%		65.6%		65.6%

Coverage Ratios:
EBITDA (3) / interest expense	3.0	x	3.3	x	3.2	x	3.0	x	3.0	x
EBITDA (3) / interest expense and preferred distributions	2.3	x	2.5	x	2.4	x	2.2	x	2.2	x

(1)   HRPT has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)   Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations.

(3)   See page 13 for calculation of EBITDA.

(4)   Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments.

(5)   NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(6)   See page 14 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of December 31, 2005	As of December 31, 2004
		(audited)
ASSETS
Real estate properties:
Land	$1,081,635	$928,106
Buildings and improvements	4,154,466	3,756,963
	5,236,101	4,685,069
Accumulated depreciation	(549,208)	(454,411)
	4,686,893	4,230,658
Acquired real estate leases	161,787	149,063
Equity investments in former subsidiaries	194,297	207,804
Cash and cash equivalents	19,445	21,961
Restricted cash	18,348	22,257
Rents receivable, net of allowance for doubtful accounts of $3,767 and $4,594, respectively	145,385	113,504
Other assets, net	101,012	68,083
Total assets	$5,327,167	$4,813,330

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$256,000	$175,000
Senior unsecured debt, net	1,889,991	1,739,624
Mortgage notes payable, net	374,165	440,407
Accounts payable and accrued expenses	80,125	67,716
Acquired real estate lease obligations	38,987	39,843
Rent collected in advance	17,858	15,208
Security deposits	13,679	11,920
Due to affiliates	10,876	16,418
Total liabilities	2,681,681	2,506,136

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series A preferred shares; 9 7/8% cumulative redeemable at par on February 22, 2006; 8,000,000 shares issued and outstanding, aggregate liquidation preference $200,000	193,086	193,086
Series B preferred shares; 8 3/4% cumulative redeemable at par on September 12, 2007; 12,000,000 shares issued and outstanding, aggregate liquidation preference $300,000	289,849	289,849
Common shares of beneficial interest, $0.01 par value:
250,000,000 shares authorized; 209,860,625 and 177,316,525 shares issued and outstanding, respectively	2,099	1,773
Additional paid in capital	2,779,159	2,394,946
Cumulative net income	1,452,774	1,287,790
Cumulative common distributions	(1,894,818)	(1,729,587)
Cumulative preferred distributions	(176,663)	(130,663)
Total shareholders’ equity	2,645,486	2,307,194
Total liabilities and shareholders’ equity	$5,327,167	$4,813,330

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004

Rental income (1)	$186,066	$167,388	$710,758	$600,756

Expenses:
Operating expenses	73,738	64,887	270,308	227,291
Depreciation and amortization	35,578	33,017	136,307	111,986
General and administrative	7,016	6,696	30,446	25,170
Total expenses	116,332	104,600	437,061	364,447

Operating income	69,734	62,788	273,697	236,309

Interest income	201	184	1,490	638
Interest expense (including amortization of note discounts and premiums and deferred financing fees of $763, $755, $2,488 and $4,341, respectively)	(37,696)	(35,363)	(143,663)	(118,212)
Loss on early extinguishment of debt	—	—	(168)	(2,866)
Equity in earnings of equity investments	4,412	4,322	14,352	15,457
Gain on sale of shares of equity investments (2)	5,522	6,745	5,522	21,550
Gain on issuance of shares by equity investees (2)	1,533	3,396	6,241	8,436
Income from continuing operations	43,706	42,072	157,471	161,312
(Loss) income from discontinued operations	—	(79)	(79)	1,517
Gain on sale of properties	—	—	7,592	—
Net income	43,706	41,993	164,984	162,829
Preferred distributions	(11,500)	(11,500)	(46,000)	(46,000)
Net income available for common shareholders	$32,206	$30,493	$118,984	$116,829

Weighted average common shares outstanding	209,861	177,317	197,831	176,157

Basic and diluted earnings per common share:
Income from continuing operations	$0.15	$0.17	$0.56	$0.65
Net income available for common shareholders	$0.15	$0.17	$0.60	$0.66

Additional Data:
General and administrative expenses / rental income	3.77%	4.00%	4.28%	4.19%
General and administrative expenses / total assets (at end of period)	0.13%	0.14%	0.57%	0.52%

Non cash straight line rent adjustments (FAS 13) (1)	$8,893	$7,297	$30,149	$22,273
Lease value amortization (FAS 141) (1)	$(2,353)	$(1,884)	$(7,364)	$(3,007)
Lease termination fees included in rental income	$381	$1,506	$3,916	$3,745
Capitalized interest expense	$—	$—	$—	$—

(1)   We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)   We account for our common share investments in Senior Housing Properties Trust, or Senior Housing, and Hospitality Properties Trust, or Hospitality Properties, using the equity method of accounting. During the years ended December 31, 2005 and 2004, we sold 950 of our Senior Housing common shares in 2005 for gains of $5,522, and 4,148 of our Senior Housing common shares in 2004 for gains of $21,550. In addition, we recognized gains of $6,241 and $8,436 during the years ended December 31, 2005 and 2004, respectively, as a result of share issuances by Senior Housing and Hospitality Properties at prices above our per share carrying value.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Cash flows from operating activities:
Net income	$43,706	$41,993	$164,984	$162,829
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	29,145	27,790	111,951	95,977
Amortization of note discounts and premiums and deferred financing fees	763	755	2,488	4,341
Amortization of acquired real estate leases	6,400	5,354	23,025	13,271
Other amortization	2,387	1,836	8,871	6,139
Loss on early extinguishment of debt	—	—	—	2,866
Equity in earnings of equity investments	(4,412)	(4,322)	(14,352)	(15,457)
Gain on sale of shares of equity investments	(5,522)	(6,745)	(5,522)	(21,550)
Gain on issuance of shares by equity investees	(1,533)	(3,396)	(6,241)	(8,436)
Distributions of earnings from equity investments	4,412	4,322	14,352	15,457
Gain on sale of properties	—	—	(7,592)	—
Change in assets and liabilities:
Decrease (increase) in restricted cash	(1,253)	3,871	3,909	(11,583)
Increase in rents receivable and other assets	(15,454)	(7,767)	(69,972)	(54,346)
Increase in accounts payable and accrued expenses	3,758	204	1,043	7,175
(Decrease) increase in rent collected in advance	(2,202)	(1,417)	2,650	2,073
Increase in security deposits	143	410	1,902	2,400
(Decrease) increase in due to affiliates	(14,938)	(14,402)	(5,542)	8,048
Cash provided by operating activities	45,400	48,486	225,954	209,204

Cash flows from investing activities:
Real estate acquisitions and improvements	(164,805)	(102,003)	(576,082)	(765,091)
Distributions in excess of earnings from equity investments	1,280	1,649	8,294	9,115
Proceeds from sale of common shares of equity investment	16,976	18,862	16,976	73,275
Proceeds from sale of real estate	—	—	20,078	—
Cash used for investing activities	(146,549)	(81,492)	(530,734)	(682,701)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	—	—	383,974	323,639
Proceeds from borrowings	436,247	113,000	1,058,247	1,660,436
Payments on borrowings	(279,307)	(35,660)	(921,555)	(1,302,580)
Deferred financing fees	(2,290)	(206)	(7,171)	(6,189)
Distributions to common shareholders	(44,070)	(37,236)	(165,231)	(145,374)
Distributions to preferred shareholders	(11,500)	(11,500)	(46,000)	(46,000)
Cash provided by financing activities	99,080	28,398	302,264	483,932

(Decrease) increase in cash and cash equivalents	(2,069)	(4,608)	(2,516)	10,435
Cash and cash equivalents at beginning of period	21,514	26,569	21,961	11,526
Cash and cash equivalents at end of period	$19,445	$21,961	$19,445	$21,961

Supplemental cash flow information:
Interest paid	$21,224	$19,868	$141,890	$101,255

Non-cash investing activities:
Real estate acquisitions	$(29,274)	$(5,581)	$(29,274)	$(119,958)

Non-cash financing activities:
Issuance of common shares	$—	$—	$565	$449
Assumption of mortgage notes payable	29,274	5,581	29,274	119,958

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

CALCULATION OF EBITDA

(dollars in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004

Net income	$43,706	$41,993	$164,984	$162,829
Plus: interest expense	37,696	35,363	143,663	118,212
Plus: income taxes	—	—	—	—
Plus: depreciation and amortization	35,578	33,097	136,483	112,380
Plus: loss on early extinguishment of debt	—	—	168	2,866
Less: gain on sale of properties	—	—	(7,592)	—
Less: gain on sale of shares of equity investments	(5,522)	(6,745)	(5,522)	(21,550)
Less: gain on issuance of shares by equity investees	(1,533)	(3,396)	(6,241)	(8,436)
Less: equity in earnings of equity investments	(4,412)	(4,322)	(14,352)	(15,457)
Plus: EBITDA from equity investments	9,170	9,115	37,565	36,837
EBITDA	$114,683	$105,105	$449,156	$387,681

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments and gains on sales of properties, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments. We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004

Net income	$43,706	$41,993	$164,984	$162,829
Plus: depreciation and amortization	35,578	33,097	136,483	112,380
Loss on early extinguishment of debt:
Add: amount included in expenses	—	—	168	2,866
Less: portion settled in cash	—	—	(168)	—
Less: gain on sale of properties	—	—	(7,592)	—
Less: gain on sale of shares of equity investments	(5,522)	(6,745)	(5,522)	(21,550)
Less: gain on issuance of shares by equity investees	(1,533)	(3,396)	(6,241)	(8,436)
Less: equity in earnings of equity investments	(4,412)	(4,322)	(14,352)	(15,457)
Plus: FFO from equity investments	6,238	6,866	27,314	28,573
FFO	74,055	67,493	295,074	261,205
Less: preferred distributions	(11,500)	(11,500)	(46,000)	(46,000)
FFO available for common shareholders	$62,555	$55,993	$249,074	$215,205

Weighted average shares outstanding	209,861	177,317	197,831	176,157

FFO available for common shareholders per share	$0.30	$0.32	$1.26	$1.22

We compute FFO and FFO available for common shareholders as shown above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash. We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended		As of and For the Year Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004

Number of Properties:

Office	307	278	307	278
Industrial	135	97	135	97
Total	442	375	442	375

CBD	51	50	51	50
Suburban	391	325	391	325
Total	442	375	442	375

Square Feet (1):

Office	31,267	28,329	31,267	28,329
Industrial	23,768	15,825	23,768	15,825
Total	55,035	44,154	55,035	44,154

CBD	11,519	10,889	11,519	10,889
Suburban	43,516	33,265	43,516	33,265
Total	55,035	44,154	55,035	44,154

Percent Leased (2):

Office	92.5%	91.0%	92.5%	91.0%
Industrial	96.6%	96.5%	96.6%	96.5%
Total	94.3%	93.0%	94.3%	93.0%

CBD	92.9%	92.9%	92.9%	92.9%
Suburban	94.6%	93.0%	94.6%	93.0%
Total	94.3%	93.0%	94.3%	93.0%

Rental Income (3):

Office	$158,551	$143,460	$605,681	$518,828
Industrial	27,515	23,928	105,077	81,928
Total	$186,066	$167,388	$710,758	$600,756

CBD	$72,547	$68,497	$281,779	$268,879
Suburban	113,519	98,891	428,979	331,877
Total	$186,066	$167,388	$710,758	$600,756

Net Operating Income (NOI) (4):

Office	$92,378	$86,140	$366,039	$314,938
Industrial	19,950	16,361	74,411	58,527
Total	$112,328	$102,501	$440,450	$373,465

CBD	$40,079	$38,983	$160,188	$156,602
Suburban	72,249	63,518	280,262	216,863
Total	$112,328	$102,501	$440,450	$373,465

NOI Margin (5):

Office	58.3%	60.0%	60.4%	60.7%
Industrial	72.5%	68.4%	70.8%	71.4%
Total	60.4%	61.2%	62.0%	62.2%

CBD	55.2%	56.9%	56.8%	58.2%
Suburban	63.6%	64.2%	65.3%	65.3%
Total	60.4%	61.2%	62.0%	62.2%

(1)   Prior periods exclude space remeasurements made during the current period.

(2)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)   Includes some triple net lease rental income. Excludes rental income from discontinued operations.

(4)   Net operating income, or NOI, is defined as property rental income less property operating expenses. Excludes NOI from discontinued operations.

(5)   NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended		As of and For the Year Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Number of Properties:
Metro Philadelphia, PA	21	21	21	21
Metro Washington, DC	20	20	20	20
Oahu, HI	53	12	53	12
Metro Boston, MA	36	39	36	39
Southern California	24	24	24	24
Metro Atlanta, GA	45	36	45	36
Metro Austin, TX	26	26	26	26
Other markets	217	197	217	197
Total	442	375	442	375

Square Feet (1):
Metro Philadelphia, PA	5,447	5,452	5,447	5,452
Metro Washington, DC	2,645	2,645	2,645	2,645
Oahu, HI	17,879	9,699	17,879	9,699
Metro Boston, MA	2,737	2,979	2,737	2,979
Southern California	1,444	1,444	1,444	1,444
Metro Atlanta, GA	2,186	1,845	2,186	1,845
Metro Austin, TX	2,806	2,809	2,806	2,809
Other markets	19,891	17,281	19,891	17,281
Total	55,035	44,154	55,035	44,154

Percent Leased (2):
Metro Philadelphia, PA	93.0%	91.6%	93.0%	91.6%
Metro Washington, DC	95.9%	94.6%	95.9%	94.6%
Oahu, HI	97.8%	99.4%	97.8%	99.4%
Metro Boston, MA	97.0%	92.4%	97.0%	92.4%
Southern California	97.9%	97.0%	97.9%	97.0%
Metro Atlanta, GA	89.1%	92.6%	89.1%	92.6%
Metro Austin, TX	90.6%	80.2%	90.6%	80.2%
Other markets	91.7%	91.4%	91.7%	91.4%
Total	94.3%	93.0%	94.3%	93.0%

Rental Income (3):
Metro Philadelphia, PA	$32,900	$30,794	$133,390	$131,469
Metro Washington, DC	20,290	18,626	77,751	66,234
Oahu, HI	14,619	10,748	51,343	42,205
Metro Boston, MA	14,775	15,003	57,932	52,157
Southern California	12,028	11,968	47,553	42,622
Metro Atlanta, GA	9,279	8,442	34,889	14,813
Metro Austin, TX	10,659	9,032	39,768	38,317
Other markets	71,516	62,775	268,132	212,939
Total	$186,066	$167,388	$710,758	$600,756

Net Operating Income (NOI) (4):
Metro Philadelphia, PA	$17,401	$15,148	$72,909	$71,676
Metro Washington, DC	13,018	11,987	50,316	42,752
Oahu, HI	12,130	8,712	41,561	34,582
Metro Boston, MA	9,629	10,587	38,898	37,724
Southern California	8,282	8,087	32,374	27,823
Metro Atlanta, GA	5,377	5,229	21,661	9,404
Metro Austin, TX	4,495	4,571	18,150	18,173
Other markets	41,996	38,180	164,581	131,331
Total	$112,328	$102,501	$440,450	$373,465

NOI Margin (5):
Metro Philadelphia, PA	52.9%	49.2%	54.7%	54.5%
Metro Washington, DC	64.2%	64.4%	64.7%	64.5%
Oahu, HI	83.0%	81.1%	80.9%	81.9%
Metro Boston, MA	65.2%	70.6%	67.1%	72.3%
Southern California	68.9%	67.6%	68.1%	65.3%
Metro Atlanta, GA	57.9%	61.9%	62.1%	63.5%
Metro Austin, TX	42.2%	50.6%	45.6%	47.4%
Other markets	58.7%	60.8%	61.4%	61.7%
Total	60.4%	61.2%	62.0%	62.2%

(1)   Prior periods exclude space remeasurements made during the current period.

(2)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)   Includes some triple net lease rental income. Excludes rental income from discontinued operations.

(4)   Net operating income, or NOI, is defined as property rental income less property operating expenses. Excludes NOI from discontinued operations.

(5)   NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Office:
Properties	270	270	212	212
Total sq. ft.	27,974	27,974	23,166	23,166
Percent leased (3)	92.8%	91.0%	93.0%	90.7%
Rental income (4)	$148,402	$142,943	$492,973	$477,901
Net operating income (NOI) (5)	$86,903	$85,734	$295,485	$289,187
NOI % growth	1.4%		2.2%

Industrial:
Properties	92	92	23	23
Total sq. ft.	14,967	14,967	12,357	12,357
Percent leased (3)	97.3%	97.3%	99.2%	98.9%
Rental income (4)	$23,150	$22,741	$74,117	$71,960
Net operating income (NOI) (5)	$16,717	$15,572	$54,038	$52,523
NOI % growth	7.4%		2.9%

CBD:
Properties	50	50	48	48
Total sq. ft.	10,888	10,888	10,420	10,420
Percent leased (3)	92.6%	92.9%	93.1%	92.6%
Rental income (4)	$69,364	$68,497	$264,592	$263,625
Net operating income (NOI) (5)	$38,261	$38,983	$150,395	$153,584
NOI % growth	-1.9%		-2.1%

Suburban:
Properties	312	312	187	187
Total sq. ft.	32,053	32,053	25,103	25,103
Percent leased (3)	95.0%	93.3%	96.1%	94.0%
Rental income (4)	$102,188	$97,187	$302,498	$286,236
Net operating income (NOI) (5)	$65,359	$62,323	$199,128	$188,126
NOI % growth	4.9%		5.8%

Total:
Properties	362	362	235	235
Total sq. ft.	42,941	42,941	35,523	35,523
Percent leased (3)	94.4%	93.2%	95.2%	93.6%
Rental income (4)	$171,552	$165,684	$567,090	$549,861
Net operating income (NOI) (5)	$103,620	$101,306	$349,523	$341,710
NOI % growth	2.3%		2.3%

(1)   Based on properties owned continuously since 10/1/2004.

(2)   Based on properties owned continuously since 1/1/2004.

(3)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)   Net operating income, or NOI, is defined as property rental income less property operating expenses.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Metro Philadelphia, PA:
Properties	21	21	21	21
Total sq. ft.	5,447	5,447	5,447	5,447
Percent leased (3)	93.0%	91.6%	93.0%	91.6%
Rental income (4)	$32,900	$30,794	$133,390	$131,469
Net operating income (NOI) (5)	$17,401	$15,148	$72,909	$71,676
NOI % growth	14.9%		1.7%

Metro Washington, D.C.:
Properties	20	20	16	16
Total sq. ft.	2,645	2,645	2,215	2,215
Percent leased (3)	95.9%	94.6%	95.7%	93.9%
Rental income (4)	$20,290	$18,626	$65,704	$60,786
Net operating income (NOI) (5)	$13,018	$11,987	$41,493	$38,686
NOI % growth	8.6%		7.3%

Oahu, HI:
Properties	11	11	11	11
Total sq. ft.	9,625	9,625	9,625	9,625
Percent leased (3)	99.6%	99.6%	99.6%	99.6%
Rental income (4)	$11,787	$10,684	$44,951	$42,141
Net operating income (NOI) (5)	$9,782	$8,656	$36,237	$34,527
NOI % growth	13.0%		5.0%

Metro Boston, MA:
Properties	36	36	33	33
Total sq. ft.	2,737	2,737	2,335	2,335
Percent leased (3)	97.0%	94.7%	96.6%	93.9%
Rental income (4)	$14,775	$15,003	$48,603	$49,004
Net operating income (NOI) (5)	$9,629	$10,587	$33,379	$35,854
NOI % growth	-9.0%		-6.9%

Southern California:
Properties	24	24	18	18
Total sq. ft.	1,444	1,444	1,265	1,265
Percent leased (3)	97.9%	97.0%	99.0%	98.2%
Rental income (4)	$12,028	$11,968	$44,416	$41,197
Net operating income (NOI) (5)	$8,282	$8,087	$30,486	$26,951
NOI % growth	2.4%		13.1%

Metro Atlanta, GA:
Properties	36	36	—	—
Total sq. ft.	1,845	1,845	—	—
Percent leased (3)	92.1%	92.6%	0.0%	0.0%
Rental income (4)	$8,481	$8,442	$—	$—
Net operating income (NOI) (5)	$5,036	$5,229	$—	$—
NOI % growth	-3.7%		0.0%

Metro Austin, TX:
Properties	26	26	26	26
Total sq. ft.	2,806	2,806	2,806	2,806
Percent leased (3)	90.6%	80.2%	90.6%	80.3%
Rental income (4)	$10,659	$9,032	$39,768	$38,317
Net operating income (NOI) (5)	$4,495	$4,571	$18,150	$18,173
NOI % growth	-1.7%		-0.1%

Other Markets:
Properties	188	188	110	110
Total sq. ft.	16,392	16,392	11,830	11,830
Percent leased (3)	91.7%	91.3%	92.9%	92.0%
Rental income (4)	$60,632	$61,135	$190,258	$186,947
Net operating income (NOI) (5)	$35,977	$37,041	$116,869	$115,843
NOI % growth	-2.9%		0.9%

Total:
Properties	362	362	235	235
Total sq. ft.	42,941	42,941	35,523	35,523
Percent leased (3)	94.4%	93.2%	95.2%	93.6%
Rental income (4)	$171,552	$165,684	$567,090	$549,861
Net operating income (NOI) (5)	$103,620	$101,306	$349,523	$341,710
NOI % growth	2.3%		2.3%

(1)   Based on properties owned continuously since 10/1/2004.

(2)   Based on properties owned continuously since 1/1/2004.

(3)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)   Net operating income, or NOI, is defined as property rental income less property operating expenses.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

SUMMARY OF EQUITY INVESTMENTS IN FORMER SUBSIDIARIES

(dollars in thousands)

	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Common shares owned by HRP:
Hospitality Properties Trust	4,000,000	4,000,000	4,000,000	4,000,000	4,000,000
Senior Housing Properties Trust (1)	7,710,738	8,660,738	8,660,738	8,660,738	8,660,738

Percent owned by HRP:
Hospitality Properties Trust	5.6%	5.6%	5.6%	6.0%	6.0%
Senior Housing Properties Trust (1)	10.7%	12.6%	12.6%	12.6%	12.6%

Percent of HRP’s total assets (book value):
Hospitality Properties Trust	1.9%	1.9%	2.0%	2.0%	2.0%
Senior Housing Properties Trust (1)	1.8%	2.1%	2.1%	2.3%	2.3%
Total	3.7%	4.0%	4.1%	4.3%	4.3%

Carrying book value on HRP’s balance sheet:
Hospitality Properties Trust	$99,345	$99,719	$100,875	$97,829	$99,136
Senior Housing Properties Trust (1)	94,952	105,779	106,780	107,718	108,668
Total	$194,297	$205,498	$207,655	$205,547	$207,804

Market value of shares owned by HRP:
Hospitality Properties Trust	$160,400	$171,440	$176,280	$161,520	$184,000
Senior Housing Properties Trust (1)	130,389	164,554	163,775	144,461	164,034
Total	$290,789	$335,994	$340,055	$305,981	$348,034

	For the Three Months Ended		For the Year Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Equity in earnings of equity investments:
Hospitality Properties Trust	$2,546	$2,014	$7,061	$6,874
Senior Housing Properties Trust (1)	1,866	2,308	7,291	8,583
	$4,412	$4,322	$14,352	$15,457

EBITDA from equity investments:
Hospitality Properties Trust	$4,580	$4,067	$18,963	$15,544
Senior Housing Properties Trust (1)	4,590	5,048	18,602	21,293
	$9,170	$9,115	$37,565	$36,837

FFO from equity investments:
Hospitality Properties Trust	$3,602	$3,405	$14,968	$14,045
Senior Housing Properties Trust (1)	2,636	3,461	12,346	14,528
	$6,238	$6,866	$27,314	$28,573

Cash distributions from equity investments:
Hospitality Properties Trust	$2,920	$2,880	$11,560	$11,520
Senior Housing Properties Trust (1)	2,772	3,091	11,086	13,052
	$5,692	$5,971	$22,646	$24,572

(1)   In 2005, we sold 950,000 shares of Senior Housing Properties Trust in an underwritten public offering for $17,955 ($16,976 net of commissions and other expenses) and we recognized gains of $5,522.  In 2004, we sold 4,148,500 shares of Senior Housing Properties Trust in underwritten public offerings for $77,163 ($73,275 net of commissions and other expenses) and we recognized gains of $21,550.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

DEBT SUMMARY

(dollars in thousands)

		Coupon	Interest	Principal		Maturity	Due at	Years to
		Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt	Six properties in Minneapolis, MN	7.020%	7.020%	$16,328		2/1/2008	$15,724	2.1
Secured debt	Two properties in Richland, WA	8.000%	8.000%	5,114		11/15/2008	1,004	2.9
Secured debt	One property in Buffalo, NY	5.170%	5.170%	4,603		1/1/2009	134	3.0
Secured debt	See note (2)	6.814%	7.842%	245,965		1/31/2011	225,547	5.1
Secured debt	One property in Bannockburn, IL	8.050%	5.240%	25,489		6/1/2012	22,719	6.4
Secured debt	Two properties in Rochester, NY	6.000%	6.000%	5,468		10/11/2012	4,507	6.8
Secured debt	23 properties in Atlanta, GA (3)	8.500%	5.070%	29,399		4/11/2028	4,937	22.3
Secured debt	One property in Philadelphia, PA (4)	6.794%	7.383%	42,713		1/1/2029	2,478	23.0
Total / weighted average secured fixed rate debt		7.021%	7.302%	$375,079			$277,050	8.4

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 65 bps)		3.960%	3.960%	$256,000		4/28/2009	$256,000	3.3
Term loan (LIBOR + 80 bps) (5)		4.100%	4.100%	350,000		8/24/2009	350,000	3.6
Total / weighted average unsecured floating rate debt		4.041%	4.041%	$606,000			$606,000	3.5

Unsecured Fixed Rate Debt:
Senior notes due 2010		8.875%	9.000%	$30,000		8/1/2010	$30,000	4.6
Senior notes due 2010		8.625%	8.770%	20,000		10/1/2010	20,000	4.8
Senior notes due 2012		6.950%	7.179%	200,000		4/1/2012	200,000	6.3
Senior notes due 2013		6.500%	6.693%	200,000		1/15/2013	200,000	7.0
Senior notes due 2014		5.750%	5.828%	250,000		2/15/2014	250,000	8.1
Senior notes due 2015		6.400%	6.601%	200,000		2/15/2015	200,000	9.1
Senior notes due 2015		5.750%	5.790%	250,000		11/1/2015	250,000	9.8
Senior notes due 2016		6.250%	6.470%	400,000		8/15/2016	400,000	10.6
Total / weighted average unsecured fixed rate debt		6.312%	6.473%	$1,550,000			$1,550,000	8.7

Total / weighted average unsecured debt		5.674%	5.789%	$2,156,000			$2,156,000	7.2

Total / weighted average secured fixed rate debt		7.021%	7.302%	$375,079			$277,050	8.4
Total / weighted average unsecured floating rate debt		4.041%	4.041%	606,000			606,000	3.5
Total / weighted average unsecured fixed rate debt		6.312%	6.473%	1,550,000			1,550,000	8.7
Total / weighted average debt		5.873%	6.013%	$2,531,079	(6)		$2,433,050	7.4

(1)   Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)   Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

(3)   The loan becomes prepayable on 1/11/2008. On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2008.

(4)   The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.

(5)   The term loan became prepayable on February 26, 2006.

(6)   Total debt as of 12/31/2005, net of unamortized premiums and discounts, equals $2,520,156.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured		Weighted
	Fixed Rate	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total (1)	Interest Rate
2006	$8,298	$—	$—	$8,298	6.9%
2007	8,919	—	—	8,919	6.9%
2008	24,980	—	—	24,980	7.0%
2009	6,411	606,000	—	612,411	4.1%
2010	6,736	—	50,000	56,736	8.6%
2011	228,232	—	—	228,232	6.8%
2012	29,329	—	200,000	229,329	7.0%
2013	1,898	—	200,000	201,898	6.5%
2014	2,046	—	250,000	252,046	5.8%
2015	2,205	—	450,000	452,205	6.0%
2016 and thereafter	56,025	—	400,000	456,025	6.4%
Total	$375,079	$606,000	$1,550,000	$2,531,079	5.9%

Percent	14.8%	24.0%	61.2%	100.0%

(1)   Total debt as of 12/31/2005, net of unamortized premiums and discounts, equals $2,520,156.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2005		9/30/2005		6/30/2005		3/31/2005		12/31/2004
Leverage Ratios:

Total debt / total assets	47.3%		45.3%		46.1%		44.7%		48.9%
Total debt / gross book value of real estate assets (1)	46.7%		44.8%		45.7%		44.7%		48.9%
Total debt / gross book value of real estate assets plus equity investments in former subsidiaries (1)	45.1%		43.1%		43.9%		42.8%		46.9%
Total debt / total market capitalization	48.4%		42.7%		43.4%		42.6%		45.5%
Total debt / total book capitalization	48.8%		46.8%		47.6%		45.8%		50.5%
Secured debt / total assets	7.0%		6.7%		8.7%		9.1%		9.1%
Variable rate debt / total debt	24.0%		29.8%		25.4%		19.9%		22.3%
Variable rate debt / total assets	11.4%		13.5%		11.7%		8.9%		10.9%

Coverage Ratios:

EBITDA / interest expense	3.0	x	3.3	x	3.2	x	3.0	x	3.0	x
EBITDA / interest expense + preferred distributions	2.3	x	2.5	x	2.4	x	2.2	x	2.2	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	44.1%		42.2%		43.1%		41.9%		46.0%
Secured debt / adjusted total assets (maximum 40%)	6.6%		6.3%		8.1%		8.5%		8.6%
Consolidated income available for debt service / debt service (minimum 1.5x)	3.0	x	3.2	x	3.1	x	3.2	x	3.0	x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	226.5%		239.0%		233.0%		242.2%		216.1%

(1)   Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations.

(2)   Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Tenant improvements (TI)	$23,436	$27,829	$21,315	$11,657	$14,221
Leasing costs (LC)	7,124	4,617	7,588	3,090	10,121
Total TI and LC	30,560	32,446	28,903	14,747	24,342

Recurring building improvements (1)	8,986	7,044	1,821	4,984	8,470
Development, redevelopment and other activities (2)	3,458	4,674	5,396	536	1,684
Total capital improvements, including TI and LC	$43,004	$44,164	$36,120	$20,267	$34,496

Sq. ft. beginning of period	54,132	52,792	44,151	44,154	43,333
Sq. ft. end of period	55,035	54,132	52,792	44,151	44,154
Average sq. ft. during period	54,584	53,462	48,472	44,153	43,744

Recurring building improvements per average sq. ft. during period	$0.16	$0.13	$0.04	$0.11	$0.19

(1)   Building improvements include improvements that enhance the value of our properties and that are generally recurring.

(2)   Development, redevelopment and other activities include significant costs that are unusual or infrequent.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

2005 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

May-05	Indianapolis, IN	Office	1	628	$74,750	$119.03	10.9%	3.8	95.9%	National City Bank, Indiana
Jun-05	Oahu, HI	Industrial Lands	41	8,180	115,500	14.12	7.6%	15.0	95.4%	Tesoro Hawaii Corporation
Jun-05	Indianapolis, IN	Office	1	72	6,600	91.67	9.4%	5.9	100.0%	Indiana Lumbermens Mutual Insurance Company
Jul-05	Milford, CT9	Office	1	144	17,000	118.06	9.1%	2.9	90.9%	Hubbell Incorporated
Aug-05	Roswell, GA	Office	8	244	25,100	102.87	9.4%	3.0	87.3%	Kimberly-Clark Corporation
Sep-05	Atlanta, GA	Office	1	96	6,150	64.06	—	2.4	30.1%	The March of Dimes
Sep-05	Pittsburgh, PA	Office	9	848	69,100	81.49	9.2%	3.6	77.7%	Aetna Life Insurance Company
Nov-05	Kansas City, MO	Office	1	100	13,409	134.09	10.3%	5.0	95.4%	Southwestern Bell Telephone Company
Dec-05	Deerfield, Lake Forest and Waukegan, IL	Office	4	398	72,665	182.58	9.0%	5.0	100.0%	Abbott Laboratories
Dec-05	Bannockburn, IL	Office	1	257	58,335	226.98	9.5%	5.9	100.0%	RR Donnelley
Dec-05	Mason and Sharonville, OH	Office	2	148	17,500	118.24	9.0%	5.8	93.4%	Acosta, Inc.
	Total / weighted average		70	11,115	$476,109	$42.83	9.0%	5.8	93.5%

Dispositions:

									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original		Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase		Gain
Sold	Location	Industrial	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price		on Sale

May-05	Westwood, MA	Industrial	3	237	$20,500	$13,410	$86.50	$56.58	1.5	x	$7,592
	Total		3	237	$20,500	$13,410	$86.50	$56.58	1.5	x	$7,592

(1)   Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)   Represents estimated current GAAP based annual net operating income, or NOI, which is defined as property rental income less property operating expenses, divided by the Purchase Price.

(3)   Average remaining lease term based on rental income as of the date acquired.

(4)   Percent leased as of the date acquired.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

2005 FINANCING ACTIVITIES

(amounts in thousands)

	For the Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005

Debt Transactions (1):
New debt raised	$250,000	$—	$—	$—
New debt assumed as part of acquisitions	29,274	—	—	—
Total new debt	279,274	—	—	—

Debt retired	—	(84,913)	—	(100,000)
Net debt	$279,274	$(84,913)	$—	$(100,000)

Equity Transactions:
New common shares issued	—	10,000	—	22,500
New common equity raised, net	$—	$124,957	$—	$259,017

New preferred shares issued	—	—	—	—
New preferred equity raised, net	—	—	—	—
Total new equity	$—	$124,957	$—	$259,017

Preferred equity retired	—	—	—	—
Net equity	$—	$124,957	$—	$259,017

(1)   Excludes drawings and repayments on our revolving credit facility. During the three months ended March 31, 2005, we amended our revolving credit facility to change its maturity to 2009 (plus a one year extension option), to increase the amount available to be drawn to $750,000 (which may be further increased to $1,500,000 in certain circumstances) and to lower the interest on drawn amounts to LIBOR plus 65 b.p.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro	Metro		Metro	Southern	Metro	Metro	Other
	Philadelphia, PA	Washington, DC	Oahu, HI	Boston, MA	California	Atlanta, GA	Austin, TX	Markets	Total
Square Feet:
Office	5,447	2,645	—	2,737	1,444	2,186	1,490	15,318	31,267
Industrial	—	—	17,879	—	—	—	1,316	4,573	23,768
Total	5,447	2,645	17,879	2,737	1,444	2,186	2,806	19,891	55,035

CBD	4,596	892	158	523	331	—	185	4,834	11,519
Suburban	851	1,753	17,721	2,214	1,113	2,186	2,621	15,057	43,516
Total	5,447	2,645	17,879	2,737	1,444	2,186	2,806	19,891	55,035

U.S. Government and other government tenants (1)	11	1,372	—	211	509	787	15	2,678	5,583
Medical related tenants (1)	997	359	—	936	631	151	389	2,296	5,759
Land leases (1)	—	—	17,482	—	—	—	—	—	17,482
Other investment grade tenants (1)(2)	1,858	104	—	954	40	310	386	5,369	9,021
Other tenants (1)	2,198	703		553	234	699	1,752	7,899	14,038
Vacant	383	107	397	83	30	239	264	1,649	3,152
Total	5,447	2,645	17,879	2,737	1,444	2,186	2,806	19,891	55,035

Percent by Major Market:
Office	17%	8%	0%	9%	5%	7%	5%	49%	100%
Industrial	0%	0%	75%	0%	0%	0%	6%	19%	100%
Total	10%	5%	32%	5%	3%	4%	5%	36%	100%

CBD	40%	8%	1%	4%	3%	0%	2%	42%	100%
Suburban	2%	4%	41%	5%	2%	5%	6%	35%	100%
Total	10%	5%	32%	5%	3%	4%	5%	36%	100%

U.S. Government and other government tenants	0%	25%	0%	4%	9%	14%	0%	48%	100%
Medical related tenants	17%	6%	0%	16%	11%	3%	7%	40%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	21%	1%	0%	11%	0%	3%	4%	60%	100%
Other tenants	16%	5%	0%	4%	2%	5%	12%	56%	100%
Vacant	12%	3%	13%	3%	1%	8%	8%	52%	100%
Total	10%	5%	32%	5%	3%	4%	5%	36%	100%

Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	100%	53%	77%	57%
Industrial	0%	0%	100%	0%	0%	0%	47%	23%	43%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	34%	1%	19%	23%	0%	7%	24%	21%
Suburban	16%	66%	99%	81%	77%	100%	93%	76%	79%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	51%	0%	8%	35%	36%	1%	13%	10%
Medical related tenants	18%	14%	0%	34%	44%	7%	14%	12%	10%
Land leases	0%	0%	98%	0%	0%	0%	0%	0%	32%
Other investment grade tenants (2)	34%	4%	0%	35%	3%	14%	14%	27%	16%
Other tenants	41%	27%	0%	20%	16%	32%	62%	40%	26%
Vacant	7%	4%	2%	3%	2%	11%	9%	8%	6%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)   Sq. ft. is pursuant to signed leases as of December 31, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Excludes investment grade tenants included above.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro	Metro		Metro	Southern	Metro	Metro	Other
	Philadelphia, PA	Washington, DC	Oahu, HI	Boston, MA	California	Atlanta, GA	Austin, TX	Markets	Total
Annualized Rental Income (1):
Office	$128,597	$77,972	$—	$59,308	$47,522	$37,660	$27,639	$268,854	$647,552
Industrial	—	—	56,964	—	—	—	15,936	39,442	112,342
Total	$128,597	$77,972	$56,964	$59,308	$47,522	$37,660	$43,575	$308,296	$759,894

CBD	$117,312	$34,863	$1,116	$18,690	$20,587	$—	$4,895	$86,541	$284,004
Suburban	11,285	43,109	55,848	40,618	26,935	37,660	38,680	221,755	475,890
Total	$128,597	$77,972	$56,964	$59,308	$47,522	$37,660	$43,575	$308,296	$759,894

U.S. Government and other government tenants	$233	$39,915	$—	$4,916	$10,471	$16,026	$227	$47,178	$118,966
Medical related tenants	21,456	12,973	—	17,904	30,741	3,228	10,010	41,811	138,123
Land leases	—	—	56,964	—	—	—	—	—	56,964
Other investment grade tenants (2)	48,533	4,008	—	20,510	1,071	5,963	6,121	95,241	181,447
Other tenants	58,375	21,076		15,978	5,239	12,443	27,217	124,066	264,394
Total	$128,597	$77,972	$56,964	$59,308	$47,522	$37,660	$43,575	$308,296	$759,894

Percent by Major Market:
Office	20%	12%	0%	9%	7%	6%	4%	42%	100%
Industrial	0%	0%	51%	0%	0%	0%	14%	35%	100%
Total	17%	10%	8%	8%	6%	5%	6%	40%	100%

CBD	41%	12%	0%	7%	7%	0%	2%	31%	100%
Suburban	2%	9%	12%	9%	6%	8%	8%	46%	100%
Total	17%	10%	8%	8%	6%	5%	6%	40%	100%

U.S. Government and other government tenants	0%	34%	0%	4%	9%	14%	0%	39%	100%
Medical related tenants	16%	9%	0%	13%	22%	2%	7%	31%	100%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	27%	2%	0%	11%	1%	3%	3%	53%	100%
Other tenants	22%	8%	0%	6%	2%	5%	10%	47%	100%
Total	17%	10%	8%	8%	6%	5%	6%	40%	100%

Percent by Property Type and Tenant:
Office	100%	100%	0%	100%	100%	100%	63%	87%	85%
Industrial	0%	0%	100%	0%	0%	0%	37%	13%	15%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	91%	45%	2%	32%	43%	0%	11%	28%	37%
Suburban	9%	55%	98%	68%	57%	100%	89%	72%	63%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	51%	0%	8%	22%	43%	1%	15%	16%
Medical related tenants	17%	17%	0%	30%	65%	9%	23%	14%	18%
Land leases	0%	0%	100%	0%	0%	0%	0%	0%	7%
Other investment grade tenants (2)	38%	5%	0%	35%	2%	16%	14%	31%	24%
Other tenants	45%	27%	0%	27%	11%	32%	62%	40%	35%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)   Annualized rental income is rents pursuant to signed leases as of December 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)   Excludes investment grade tenants included above.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

SUMMARY OF PROPERTIES BY MAJOR MARKET

(sq. ft. in thousands)

	As of 12/31/2005			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,447	9.9%	$128,597	16.9%
Metro Washington, DC	20	2,645	4.8%	77,972	10.3%
Oahu, HI	53	17,879	32.5%	56,964	7.5%
Metro Boston, MA	36	2,737	5.0%	59,308	7.8%
Southern California	24	1,444	2.6%	47,522	6.3%
Metro Atlanta, GA	45	2,186	4.0%	37,660	5.0%
Metro Austin, TX	26	2,806	5.1%	43,575	5.7%
Other markets	217	19,891	36.1%	308,296	40.5%
Total	442	55,035	100.0%	$759,894	100.0%

	Percent NOI For the Three Months Ended (2)
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Metro Philadelphia, PA	15.5%	16.4%	18.7%	15.6%	14.8%
Metro Washington, DC	11.6%	11.1%	11.2%	11.9%	11.7%
Oahu, HI	10.8%	10.1%	8.3%	8.4%	8.5%
Metro Boston, MA	8.6%	8.8%	8.8%	9.2%	10.3%
Southern California	7.4%	7.6%	6.9%	7.6%	7.9%
Metro Atlanta, GA	4.8%	4.8%	4.9%	5.2%	5.1%
Metro Austin, TX	4.0%	3.8%	4.1%	4.6%	4.5%
Other markets	37.3%	37.4%	37.1%	37.5%	37.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)   Annualized rental income is rents pursuant to signed leases as of December 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)   NOI, or net operating income, is defined as property rental income less property operating expenses.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Properties	442	434	415	375	375
Total sq. ft. (1)	55,035	54,132	52,792	44,151	44,154
Percentage leased	94.3%	93.9%	94.1%	93.7%	93.0%

Leasing Activity (sq. ft.):
New leases	538	512	573	677	563
Renewals	774	404	726	829	869
Total	1,312	916	1,299	1,506	1,432

% Change in GAAP Rent (2):
New leases	-2%	-6%	12%	-4%	6%
Renewals	13%	-4%	0%	-16%	-2%
Weighted average by sq. ft.	5%	-5%	5%	-11%	1%

Capital Commitments (3):
New leases	$9,681	$10,384	$12,658	$14,867	$27,921
Renewals	3,738	2,834	2,589	12,377	16,219
Total	$13,419	$13,218	$15,247	$27,244	$44,140

Capital Commitments per Sq. Ft. (3):
New leases	$17.99	$20.28	$22.09	$21.96	$49.59
Renewals	$4.83	$7.01	$3.57	$14.93	$18.66
Total	$10.23	$14.43	$11.74	$18.09	$30.82

Weighted Average Lease Term by Sq. Ft. (years):
New leases	7.3	6.3	7.4	5.5	9.6
Renewals	11.4	5.5	3.1	6.7	8.4
Total	9.4	5.9	4.9	6.2	8.9

Capital Commitments per Sq. Ft. per Year:
New leases	$2.46	$3.22	$2.99	$3.99	$5.17
Renewals	$0.42	$1.28	$1.15	$2.23	$2.22
Total	$1.09	$2.45	$2.40	$2.92	$3.46

(1)   Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(2)   Percent difference in prior rents charged for same space. Rents include expense reimbursements and exclude lease value amortization.

(3)   Represents commitments to tenant improvements (TI) and leasing commissions and costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 12/31/2005)

(dollars and sq. ft. in thousands)

	Total Sq. Ft. As of	Sq. Ft. Leases Executed During Three Months Ended 12/31/05
Property Type/Market	12/31/2005	New	Renewals	Total
Office	31,267	411	364	775
Industrial	23,768	127	410	537
Total	55,035	538	774	1,312

CBD	11,519	138	90	228
Suburban	43,516	400	684	1,084
Total	55,035	538	774	1,312

Metro Philadelphia, PA	5,447	76	23	99
Metro Washington, DC	2,645	39	97	136
Oahu, HI	17,879	77	368	445
Metro Boston, MA	2,737	6	—	6
Southern California	1,444	2	22	24
Metro Atlanta, GA	2,186	12	4	16
Metro Austin, TX	2,806	62	20	82
Other markets	19,891	264	240	504
Total	55,035	538	774	1,312

	Sq. Ft. Leased
	As of 9/30/2005	9/30/2005 % Leased (1)	Expired	New and Renewals	Acquisitions / (Sales)	As of 12/31/2005	12/31/2005 % Leased
Office	27,916	91.9%	(650)	775	890	28,931	92.5%
Industrial	22,926	96.5%	(511)	537	—	22,952	96.6%
Total	50,842	93.9%	(1,161)	1,312	890	51,883	94.3%

CBD	10,687	92.8%	(217)	228	—	10,698	92.9%
Suburban	40,155	94.2%	(944)	1,084	890	41,185	94.6%
Total	50,842	93.9%	(1,161)	1,312	890	51,883	94.3%

Metro Philadelphia, PA	5,070	93.0%	(105)	99	—	5,064	93.0%
Metro Washington, DC	2,521	95.3%	(119)	136	—	2,538	95.9%
Oahu, HI	17,446	97.6%	(410)	445	—	17,481	97.8%
Metro Boston, MA	2,651	96.8%	(3)	6	—	2,654	97.0%
Southern California	1,415	98.0%	(25)	24	—	1,414	97.9%
Metro Atlanta, GA	1,946	89.0%	(15)	16	—	1,947	89.1%
Metro Austin, TX	2,487	88.6%	(27)	82	—	2,542	90.6%
Other markets	17,306	91.2%	(457)	504	890	18,243	91.7%
Total	50,842	93.9%	(1,161)	1,312	890	51,883	94.3%

(1)   Based on total sq. ft. as of September 30, 2005, excludes acquisitions and effects of space remeasurements during the period.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (12 MONTHS ENDED 12/31/2005)

(dollars and sq. ft. in thousands)

	Total Sq. Ft. As of	Sq. Ft. Leases Executed During Twelve Months Ended 12/31/05
Property Type/Market	12/31/2005	New	Renewals	Total
Office	31,267	1,887	1,968	3,855
Industrial	23,768	413	765	1,178
Total	55,035	2,300	2,733	5,033

CBD	11,519	436	695	1,131
Suburban	43,516	1,864	2,038	3,902
Total	55,035	2,300	2,733	5,033

Metro Philadelphia, PA	5,447	389	111	500
Metro Washington, DC	2,645	83	283	366
Oahu, HI	17,879	236	514	750
Metro Boston, MA	2,737	123	252	375
Southern California	1,444	60	79	139
Metro Atlanta, GA	2,186	73	63	136
Metro Austin, TX	2,806	460	126	586
Other markets	19,891	876	1,305	2,181
Total	55,035	2,300	2,733	5,033

	Sq. Ft. Leased
	As of 12/31/2004	12/31/2004 % Leased (1)	Expired	New and Renewals	Acquisitions / (Sales)	As of 12/31/2005	12/31/2005 % Leased
Office	25,781	91.0%	(3,350)	3,855	2,645	28,931	92.5%
Industrial	15,267	96.5%	(1,104)	1,178	7,611	22,952	96.6%
Total	41,048	93.0%	(4,454)	5,033	10,256	51,883	94.3%

CBD	10,111	92.9%	(1,148)	1,131	604	10,698	92.9%
Suburban	30,937	93.0%	(3,306)	3,902	9,652	41,185	94.6%
Total	41,048	93.0%	(4,454)	5,033	10,256	51,883	94.3%

Metro Philadelphia, PA	4,994	91.6%	(430)	500	—	5,064	93.0%
Metro Washington, DC	2,503	94.6%	(331)	366	—	2,538	95.9%
Oahu, HI	9,642	99.4%	(683)	750	7,772	17,481	97.8%
Metro Boston, MA	2,752	92.4%	(312)	375	(161)	2,654	97.0%
Southern California	1,401	97.0%	(126)	139	—	1,414	97.9%
Metro Atlanta, GA	1,710	92.6%	(142)	136	243	1,947	89.1%
Metro Austin, TX	2,253	80.2%	(297)	586	—	2,542	90.6%
Other markets	15,793	91.4%	(2,133)	2,181	2,402	18,243	91.7%
Total	41,048	93.0%	(4,454)	5,033	10,256	51,883	94.3%

(1)   Based on total sq. ft. as of December 31, 2004, excludes acquisitions and effects of space remeasurements during the period.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (1)	Sq. Ft.	Income (2)	Expiration
1	U.S. Government	5,131	9.9%	14.5%	2006 to 2020
2	GlaxoSmithKline plc	605	1.2%	2.0%	2013
3	PNC Financial Services Group	488	0.9%	1.5%	2011
4	Comcast Corporation	406	0.8%	1.3%	2006, 2008
5	Tyco International Ltd	660	1.3%	1.3%	2007, 2011
6	Solectron Corporation	765	1.5%	1.2%	2014
7	Towers, Perrin, Forster & Crosby, Inc.	388	0.7%	1.2%	2006, 2011
8	Motorola, Inc.	770	1.5%	1.2%	2006, 2008, 2010
9	Manugistics, Inc.	283	0.5%	1.2%	2012
10	Ballard Spahr Andrews & Ingersoll, LLP	231	0.4%	1.1%	2008, 2015
11	Westinghouse Electric Corporation	534	1.0%	1.1%	2006, 2010
12	Mellon Bank, N.A.	234	0.5%	1.0%	2012, 2015
	Total	10,495	20.2%	28.6%

(1)   Sq. ft. is pursuant to signed leases as of December 31, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Rental income is rents pursuant to signed leases as of December 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 12/31/2005	2006	2007	2008	2009 and Thereafter

Office:
Total sq. ft.	31,267
Leased sq. ft. (1)	28,931	3,297	2,920	2,895	19,819
Percent	100.0%	11.4%	10.1%	10.0%	68.5%
Annualized rental income (2)	$647,552	$70,855	$67,054	$66,146	$443,497
Percent	100.0%	10.9%	10.4%	10.2%	68.5%

Industrial:
Total sq. ft.	23,768
Leased sq. ft. (1)	22,952	1,023	1,074	1,314	19,541
Percent	100.0%	4.5%	4.7%	5.7%	85.1%
Annualized rental income (2)	$112,342	$5,359	$8,151	$9,937	$88,895
Percent	100.0%	4.8%	7.3%	8.8%	79.1%

CBD:
Total sq. ft.	11,519
Leased sq. ft. (1)	10,698	974	978	1,253	7,493
Percent	100.0%	9.1%	9.1%	11.7%	70.1%
Annualized rental income (2)	$284,004	$26,155	$27,672	$30,808	$199,369
Percent	100.0%	9.2%	9.7%	10.8%	70.3%

Suburban:
Total sq. ft.	43,516
Leased sq. ft. (1)	41,185	3,346	3,016	2,956	31,867
Percent	100.0%	8.1%	7.3%	7.2%	77.4%
Annualized rental income (2)	$475,890	$50,059	$47,533	$45,275	$333,023
Percent	100.0%	10.5%	10.0%	9.5%	70.0%

Total:
Total sq. ft.	55,035
Leased sq. ft. (1)	51,883	4,320	3,994	4,209	39,360
Percent	100.0%	8.3%	7.7%	8.1%	75.9%
Annualized rental income (2)	$759,894	$76,214	$75,205	$76,083	$532,392
Percent	100.0%	10.0%	9.9%	10.0%	70.1%

(1)   Sq. ft. is pursuant to signed leases as of December 31, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Annualized rental income is rents pursuant to signed leases as of December 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 12/31/2005	2006	2007	2008	2009 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,447
Leased sq. ft. (1)	5,064	338	275	665	3,786
Percent	100.0%	6.7%	5.4%	13.1%	74.8%
Annualized rental income (2)	$128,597	$9,554	$5,170	$15,989	$97,884
Percent	100.0%	7.4%	4.0%	12.4%	76.2%
Metro Washington, DC:
Total sq. ft.	2,645
Leased sq. ft. (1)	2,538	302	222	125	1,889
Percent	100.0%	11.9%	8.7%	4.9%	74.5%
Annualized rental income (2)	$77,972	$8,420	$6,773	$3,771	$59,008
Percent	100.0%	10.8%	8.7%	4.8%	75.7%
Oahu, HI:
Total sq. ft.	17,879
Leased sq. ft. (1)	17,481	433	423	530	16,095
Percent	100.0%	2.5%	2.4%	3.0%	92.1%
Annualized rental income (2)	$56,964	$1,016	$542	$2,296	$53,110
Percent	100.0%	1.8%	1.0%	4.0%	93.2%
Metro Boston, MA
Total sq. ft.	2,737
Leased sq. ft. (1)	2,654	208	567	182	1,697
Percent	100.0%	7.8%	21.4%	6.9%	63.9%
Annualized rental income (2)	$59,308	$5,275	$14,029	$5,286	$34,718
Percent	100.0%	8.9%	23.7%	8.9%	58.5%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (1)	1,414	189	274	110	841
Percent	100.0%	13.4%	19.4%	7.8%	59.4%
Annualized rental income (2)	$47,522	$5,735	$8,476	$4,673	$28,638
Percent	100.0%	12.1%	17.8%	9.8%	60.3%
Metro Atlanta, GA:
Total sq. ft.	2,186
Leased sq. ft. (1)	1,947	273	166	204	1,304
Percent	100.0%	14.0%	8.5%	10.5%	67.0%
Annualized rental income (2)	$37,660	$4,895	$3,208	$3,778	$25,779
Percent	100.0%	13.0%	8.5%	10.0%	68.5%
Metro Austin, TX:
Total sq. ft.	2,806
Leased sq. ft. (1)	2,542	91	536	138	1,777
Percent	100.0%	3.6%	21.1%	5.4%	69.9%
Annualized rental income (2)	$43,575	$1,992	$9,051	$2,752	$29,780
Percent	100.0%	4.6%	20.8%	6.3%	68.3%
Other markets:
Total sq. ft.	19,891
Leased sq. ft. (1)	18,243	2,486	1,531	2,255	11,971
Percent	100.0%	13.6%	8.4%	12.4%	65.6%
Annualized rental income (2)	$308,296	$39,327	$27,956	$37,538	$203,475
Percent	100.0%	12.8%	9.1%	12.2%	65.9%
Total:
Total sq. ft.	55,035
Leased sq. ft. (1)	51,883	4,320	3,994	4,209	39,360
Percent	100.0%	8.3%	7.7%	8.1%	75.9%
Annualized rental income (2)	$759,894	$76,214	$75,205	$76,083	$532,392
Percent	100.0%	10.0%	9.9%	10.0%	70.1%

(1)   Sq. ft. is pursuant to signed leases as of December 31, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Annualized rental income is rents pursuant to signed leases as of December 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE. Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar. Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Annualized Rental Income Expiring (2)	% of Annualized Rental Income Expiring	Cummulative % of Annualized Rental Income Expiring
2006	4,320	8.3%	$76,214	10.0%	10.0%
2007	3,994	7.7%	75,205	9.9%	19.9%
2008	4,209	8.1%	76,083	10.0%	29.9%
2009	3,271	6.3%	57,400	7.6%	37.5%
2010	4,693	9.0%	81,457	10.7%	48.2%
2011	4,787	9.2%	89,210	11.7%	59.9%
2012	3,185	6.1%	65,647	8.6%	68.5%
2013	1,805	3.5%	33,489	4.4%	72.9%
2014	1,941	3.7%	32,936	4.3%	77.2%
2015	2,211	4.3%	49,868	6.6%	83.8%
2016 and thereafter	17,467	33.8%	122,385	16.2%	100.0%
Total	51,883	100.0%	$759,894	100.0%

Weighted average remaining lease term (in years)	9.8		6.5

(1)   Sq. ft. is pursuant to signed leases as of December 31, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Annualized rental income is rents pursuant to signed leases as of December 31, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.